Exhibit 99.1

INVESTOR PRESENTATION September 2018

DiamondRock at a Glance KEY STATISTICS Hotels (Rooms) 30 (9.9K) Enterprise Value $3.3B Market Cap $2.5B Enterprise Value / Key ~$330K Dividend Yield 4.2% YE18 Net Debt/EBITDA(1) 3.1x Based on PF 2018 EBITDA at guidance midpoint and current pro form net debt. Based on 2017 EBITDA. Pro forma for acquisitions of the Landing Tahoe, Phoenix Palomar, L’Auberge de Sedona and Orchards Inn Sedona for full-year. Includes Frenchman’s Reef and Havana Cabana budget pre-hurricane. FULL-YEAR 2018 GUIDANCE 2018 Full-Year Guidance: Comparable RevPAR Growth of 1.5% to 2.5% Adj. EBITDA of $254M - $263M Adj. FFO per share of $0.99 - $1.03 RECENT ACQUISITIONS ADDING VALUE Note: RevPAR excludes Frenchman’s Reef and Havana Cabana for all periods. Guidance pro forma for acquisition of the Landing Resort & Spa and Palomar Phoenix. URBAN AND RESORT HOTELS IN TOP MARKETS(2) Market data as of 9/14/18. 2 L’Auberge De Sedona Orchards Inn Sedona The Landing Lake Tahoe Hotel Palomar Phoenix Destination Resorts 32% Boston 15% Chicago 11% New York 10% Other CBD 12% Denver 5% Washington, DC 5% San Diego 5% Other 4% San Fran. 1%

Why DiamondRock?

1 Top Tier Quality Portfolio & Growth

- Top tier quality portfolio as measured by ADR
- Top tier growth with 2017 RevPAR growth of 2.5%

2 Compelling Valuation

- 12.8x 2018 Consensus EBITDA multiple → 0.5x discount to peer average
- Market multiple implies 7% upside
- $330K EV per key → ~25% discount to replacement cost
- Trading at large discount to Company's NAV estimate

3 Internal Growth Opportunities

- Frenchman's Reef rebuild an opportunity to build world-class resort with high-growth potential, while receiving business interruption proceeds during the rebuilding period
- Chicago Gwen Repositioning: >$3M EBITDA upside
- Hotel Rex San Francisco repositioning to Viceroy: $1.2M EBITDA upside in 2019
- Completed Sonoma, Charleston, Worthington, and Shorebreak renovations to continue to drive growth from $37M in repositionings
- Havana Cabana Key West opened April 2018: ~$1M in EBITDA upside
- Vail Marriott Resort upgrade renovation to close luxury rate gap with potential ~$5M in stabilized EBITDA upside

4 External Growth Driving Value

- ~$150M luxury resort acquisition pending in CA. Expected to close in Q4 2018.
- The Landing Resort & Spa in Lake Tahoe, CA for $42M
- The Hotel Palomar Phoenix for $80M
- L'Auberge de Sedona and Orchards Inn grew combined RevPAR >19% in 2017 and exceeded underwriting by $1.2M in EBITDA with $2.1M YoY EBITDA growth

5 Portfolio Well-Positioned for 2018

- Renovations paying off: several strategic renovations and repositionings throughout portfolio from '17-'18 to continue to drive growth and long-term value
- Resort concentration: resort markets to continue to outperform (450bps of outperformance in 2017)



The Gwen, A Luxury Collection Hotel



Vail Marriott Mountain Resort

DIAMONDROCK HOSPITALITY

3

High Quality Portfolio in Key Gateway Markets 4 Approximately 2/3 of DRH’s portfolio EBITDA is concentrated in top, gateway markets.

Strong Resort Market Presence 5 L’Auberge De Sedona Orchards Inn Sedona Westin Ft. Lauderdale Beach Havana Cabana Key West Key West Suites Frenchman’s Reef Resort Charleston Renaissance Vail Marriott The Lodge at Sonoma Shorebreak California The Landing Lake Tahoe DRH’s Resort Portfolio represents 1/3 of its pro forma EBITDA concentration. Hilton Vermont Morning Star Beach Resort Pending Acquisition of Luxury California Resort

Top-Tier Performance 2017 RevPAR Growth Among Best in Peer Group Peer Average: 0.7% 6 DRH comparable 2017 RevPAR growth of 2.5% among best in peer group Portfolio gained 2.6 percentage points of market share during the year EBITDA margins approximately flat excluding property taxes Top Tier Source: Company Filings as of Q4 2017. Note: Pebblebrook data is not pro forma for LaSalle merger. 3.6% 2.5% 2.3% 1.4% 1.3% 0.7% - 0.5% - 2.2% - 2.4% SHO DRH HT XHR HST PK RLJ PEB CHSP

Top-Tier Portfolio Quality 7 2017 Portfolio Average Daily Rate Peer Average: $216 Top Tier Source: Company Filings as of Q4 2017. Note: Pebblebrook data is not pro forma for LaSalle merger. $246 $229 $227 $225 $220 $211 $209 $202 $171 PEB DRH HST CHSP HT SHO XHR PK RLJ

Compelling Valuation Source: Baird, FactSet. Data as of 9/14/18. 2018 Consensus EBITDA Multiple Peer Average: 13.3x 8 15.4 14.6 13.8 13.4 12.8 12.8 12.7 12.5 11.7 CHSP PEB HT SHO HST DRH PK XHR RLJ

Diverse Operator Base Drives Best Practices 9 Two Roads Hospitality brought in as new operator for L’Auberge de Sedona and Orchards Inn in December 2017 Viceroy Hotels brought in as new operator for Hotel Rex in October 2017 Courtyard Midtown East converted to franchise and Marriott replaced with HEI Hotels as operator in August 2017 DRH exercised its right to terminate Marriott at Frenchman’s Reef and unencumber hotel Based on 2017 EBITDA for all properties. Pro forma for acquisition of The Landing Tahoe, Palomar Phoenix, L’Auberge de Sedona and Orchards Inn Sedona for the full-year. Assumes Frenchman’s Reef is independent. Recent Operator Changes Driving Value More than half of portfolio is subject to short-term or terminable management agreements. Marriott , 37% HEI 16% Interstate , 7% Highgate , 8% Davidson 6% Sage , 4% Vail 4% Two Roads 4% Kimpton 4% Ocean Properties 4% Viceroy 1% New Independent Mgr. 6%

Recent Acquisitions Driving Value

Pending Acquisition of Luxury California Resort 11 Currently under contract to acquire luxury resort hotel in California Average daily rate over $400 Independently branded with third-party operator Low-to-zero supply growth market Off-market transaction Deal value of approximately $150M EBITDA multiple of ~13.3x in-line with multiple on recent ATM issuance Consideration includes cash on hand, new $50M term loan, and a maximum of 4.59M OP units Company expects the actual number of OP units issued will be less than, and potentially substantially less than, the maximum number of OP units referenced above Deal expected to close in Q4 2018 2019 RevPAR growth expected to exceed national average

The Landing Resort & Spa (Lake Tahoe, CA) 12 Numerous awards including 2018 TripAdvisor Traveler’s Choice Award as a Top 25 Hotel in the US and 2016 Conde Nast Readers’ Choice #1 Northern California resort Beachfront location and walking distance to Heavenly Ski Resort (Vail Resorts) and both Harrah’s and Hard Rock casino resorts Attractive Deal Metrics: 13.5x multiple on 2017 EBITDA 10.4x stabilized EBITDA multiple Nearby casinos and nightlife includes Hard Rock and Harrah’s South Lake Tahoe RevPAR grew at 9.2% CAGR from ’13 -‘17 Proximity to Northern California, San Francisco, Silicon Valley and Reno $42M Acquisition of Luxury Hotel in Premier Resort Market EBITDA Upside Opportunities

Hotel Palomar (Phoenix, AZ)

$80M Acquisition of Boutique, Lifestyle Hotel in High-Growth Market

- Attractive Deal Metrics:
  - $331K per key purchase price
  - 10.8x stabilized EBITDA multiple by 2022
- Terminable management contract in 2020
- TripAdvisor ranked #2 of 174 Phoenix hotels
- Centerpiece of the 1.2M SF CityScape mixed-use development in downtown Phoenix; City Scape phase II to be completed in 2019
  - 23.4M SF of office space in Downtown Phoenix
- Centrally located in Downtown Phoenix: walking distance to Phoenix Convention Center, Talking Stick Resort Arena, and Chase Field
- Since 2012, the Phoenix market achieved an 8.5% RevPAR CAGR, outperforming US average by 270bps





Clear Path to Stabilized EBITDA



$6.3M
+$0.3M
+$0.5M
+$0.2M
+$0.2M
>$7.5M
2018 EBITDA
Market Growth
Asset Management Initiatives
Facility Fee
Signage Income
Stabilized EBITDA

DiamondRock Hospitality
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DRH Resort Portfolio Overview

DRH's Differentiated Resort Portfolio

Resort Portfolio Overview	
Hotels	12
Rooms	2,536
2017 RevPAR	$193
2017 EBITDA	$90 Million
EBITDA Multiple on Investment	9.2

1. Low-to-zero supply in majority of resort markets
2. Diversified demand drivers
3. Shift to experience-based travel driving long-term market demand
4. Low seasonality in resort portfolio (beach, skiing, other seasonal drivers)
5. Typically non-union markets
6. Multiple asset management and ROI initiatives


L'Auberge De Sedona


Orchards Inn Sedona


Shorebreak Hotel


Hilton Vermont - Burlington


Sonoma Renaissance


The Landing Lake Tahoe


Vail Marriott


Charleston Renaissance


Westin Ft. Lauderdale Beach


Havana Cabana Key West


Key West Suites


Frenchman's Reef


Morning Star Beach Resort

Pending Acquisition of Luxury California Resort



Note: Historical RevPAR and EBITDA results pro forma for acquisitions for full period. Results do not include pending acquisition of luxury CA resort.

DiamondRock Hospitality
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DRH Resorts Have Proven Successful DRH Resort RevPAR Has Outperformed Broader Portfolio by Average of 300bps With Clear RevPAR Premium Diversified With Strong Base of Group and BT Business ~$10 Note: Historical RevPAR for ten resort properties. RevPAR excludes resorts under renovation during quarter of renovation and resorts affected by natural disasters during quarter affected by natural disaster. Note: Historical RevPAR and EBITDA results pro forma for acquisitions for full period. Segmentation and RevPAR charts represent full-year 2017 data. Excludes resort affected by natural disasters. Results do not include pending acquisition of luxury CA resort. 16 $183.05 $192.74 2017A Resort RevPAR Group 23% Business Transient 18% Contract / Other 3% Leisure 56% 2.0% 1.8% 3.8% 2.9% 2.0% 1.9% (0.3%) 0.8% 0.8% (2.1%) 3.4% 7.4% 8.4% 4.0% 3.1% 1.9% 2.5% 8.8% 3.3% 1.7% Q2 2018 Q1 2018 Q4 2017 Q3 2017 Q2 2017 Q1 2017 Q4 2016 Q3 2016 Q2 2016 Q1 2016 Total DRH Resort Outperformance

Strong Return on Investment Note: Historical RevPAR and EBITDA results pro forma for acquisitions for full period year prior to acquisition. Frenchman’s Reef and Havana Cabana excluded due to natural disaster closure. Landing uses stabilized EBITDA as proxy for multiple. Landing uses stabilized EBITDA as proxy for multiple and EBITDA increase for current year given acquired in 2018. Renovation disruption in 2017. DRH’s resort portfolio EBITDA multiple has improved approximately five turns since acquisition with over $280M of NAV created. 17 EBITDA Multiple @ EBITDA Increase Investment ($M) Purchase YE 2017 $M Burlington Hilton $61.6 16.5x 8.9x $3.7 Charleston Renaissance $41.1 11.9x 7.8x(2) $2.0 Fort Lauderdale Westin $156.4 14.8x 9.7x $6.0 Key West Suites $94.4 14.9x 11.6x $1.8 The Landing Resort & Spa(1) $42.0 13.5x 10.4x $1.8 Sedona - L'Auberge $66.0 15.8x 10.8x $1.9 Sedona - Orchards Inn $31.0 13.7x 11.0x $0.5 Shorebreak $62.4 14.6x 14.8x(2) $0.2 Sonoma Renaissance $38.2 10.7x 7.1x(2) $2.4 Vail Marriott Mountain Resort $71.7 13.4x 5.9x $7.4 Total Resort $664.9 14.2x 9.2x $27.9 DRH values its resort portfolio at a 6.5% cap rate, which implies over $280M of NAV value over investment.

2018 Highlights

Unique Drivers to Enhance NAV

1 Chicago Marriott

- $110M renovation substantially completed in Q1 2018
- Scope included 1,200 guestrooms and all 60K SF of meeting space
- 2H18 group pace +8%

2 Havana Cabana Key West

- Comprehensive renovation post-hurricane damage
- Reopened Q2 2018
- Refreshed theme and identity
- Stabilized EBITDA to increase by $1M

3 Vail Marriott

- Comprehensive 2018 renovation of hotel's guestrooms completed in 3Q18
- Reno to luxury standard; currently $175 ADR gap with luxury comp set
- Every incremental $1 of rate yields ~$30K in annual EBITDA profit
- $5M EBITDA upside potential on repositioning

4 Westin Fort Lauderdale

- 2018 guestroom upgrade to drive 2019 market share
- Opened popular, new restaurant Lona that is achieving record profits

5 Hotel Rex San Francisco

- Boutique hotel in heart of Union Square will close for last four months of 2018 to position for big 2019
- Relaunch as Viceroy hotel in Q1 2019
- $1.2M in incremental EBITDA post-renovation on $9M renovation

6 JW Marriott Denver

- Renovating hotel's guestrooms, public space, and meeting space in Q1 2019
- Cements position as the high-end hotel in Cherry Creek district
- New restaurant / bar area to drive ROI
- $750K EBITDA upside following renovation from F&B repositioning


PARIS

Havana Cabana Key West



Westin Fort Lauderdale Beach Resort

DiamondRock Hospitality
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Frenchman’s Reef Update Iconic location in Virgin Islands Strong historical performance 2017 forecast of $16.7M EBITDA(1) Impacted by hurricanes in September 2017 Closed until 2020 Remediation and stabilization ongoing Covered under insurance policy(2) Currently negotiating with insurance companies 2018 Guidance includes $20M of business interruption for ALL natural disaster impacted hotels Insurance entitles DRH to business interruption compensation until re-opened If rebuilt, unique opportunity to create one of the most popular Caribbean resorts Hurricane caused a termination of Marriott at Frenchman’s Reef, unencumbering the hotel and creating optionality Based on pre-hurricane forecast as of July 2017. $361M insurance coverage per event. 20

NYC Market Update Quarterly Manhattan RevPAR Trending Positive Source: STR. 21 2.2% RevPAR growth Q3-to-date with 4.4% RevPAR growth YTD (1.7%) (5.0%) (3.1%) 0.5% (2.6%) (0.5%) (1.3%) 1.3% 7.4% 4.2% Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218

Upside Opportunities at the Lexington UNION BUYOUT In the process of conducting a voluntary union buyout program at the Lexington Buyout would reduce amount of FTE’s at hotel and significantly increase efficiency Ongoing process, which will take several months to complete Program is expected to drive substantial annual labor cost savings RETAIL SPACE OPTIMIZATION Signed lease for currently unoccupied lower level space Crunch Fitness to open gym in 2019 with annual rental income of ~$800K Additional opportunities to optimize Hotel retail tenants in near future DESTINATION FEE PILOT PROGRAM In pilot program for $25 NYC destination fee, which could add over $3M in FY EBITDA Potential to expand to other DRH NYC hotels 22 FY 2018 EBITDA EXPECTED TO GROW BY ~$3M

NYC Supply Outlook 23 Source: STR, CBRE. Supply in NYC remains elevated, but DRH submarkets have minimal supply DRH’s primary submarket of Midtown East has no new supply in 2018-19 with total pipeline of rooms at 1% Less than 1% supply CAGR over last three years Waldorf Astoria (1,413 rooms) came offline Q117 10% of Midtown East rooms removed during renovation and 7% reduction long-term Recently enacted Airbnb law to significantly mitigate Airbnb shadow supply New legislation moving forward that would significantly limit new hotel development Would require developers to receive a special permit to build new hotels in light manufacturing zones and would require union hotel staff

Manhattan Building Permits Declining Significantly Since 1988 when supply growth was less than 1.o percent, Manhattan RevPAR growth averaged 10.1 percent 719 keys were permitted in Manhattan in 2017 (522 excluding Roosevelt Island), which is 85.3 percent less than 2011-2016 averages Only 51.6 percent of buildings permitted from 2011 to 2014 received TCO by Year End 2017 11,749 keys permitted between 2008-2014 still have not received TCO 2-3 year construction period implies a lack of incoming supply starting ~2020 Source: HWE. 24

Chicago Outperforming in 2018 The Chicago Marriott and the Gwen are up a combined 12.1% in 1H 2018 Combined group pace up ~11% in 2H 2018 Chicago Marriott completed final stage of $110M renovation in Q1 2018 Average guest satisfaction score of a renovated room is 20 points higher than the pre-renovation room score ~500 basis points of market share gain over last twelve months The Gwen continues to ramp following the completion of its comprehensive $27M renovation and conversion to the Luxury Collection 39% RevPAR growth YTD and 24 points of market share gain YTD Top 10 TripAdvisor Ranking in Chicago following reno Chicago citywides up nearly 25% in 2018 Chicago Marriott Downtown Magnificent Mile The Gwen, Luxury Collection 25

Intense Asset Management

Focus Asset Management Areas 27 Labor Management Energy Food Cost Working with third-party to reduce labor expenses and improve productivity Study historical productivity and benchmark against other comparable hotels Complete new staffing standards and implement new labor management system to maximize efficiency Range of potential expense savings: Boston Westin ($421K - $673K) Lexington ($626K - $965K) Chicago Marriott ($352 - $761K) Conducting comprehensive hands-on energy efficiency audits throughout the portfolio Direct bidding with energy suppliers and LED lighting conversions $1.3M of annual cost savings identified across 17 hotels 53% IRR and two-year payback Energy reduction of up to 78% for the least efficient assets Case Study: Worthington Renaissance LED conversion Estimated First Year Electric Savings: $183K (22%) Opportunities for food cost savings through purchasing management and operational optimization Invoice Monitoring Menu Pricing / Menu Reengineering Annual Operating Audits Specs vs Brand Compliance Metrics Labor Productivity Improvement 150bps of F&B margin improvement would yield $1.7M in savings

Fortress Balance Sheet

Fortress Balance Sheet 22 UNENCUMBERED HOTELS 8 Encumbered Hotels Boston Westin Courtyard Midtown East Salt Lake City Marriott Westin Washington, DC Sonoma Renaissance Westin San Diego Worthington Renaissance JW Marriott Cherry Creek Unencumbered Pool Hilton Boston The Gwen Vail Marriott Courtyard Denver Hotel Rex San Francisco Hilton Vermont - Burlington Alpharetta Marriott Charleston Renaissance Bethesda Marriott Suites HGI Times Square Havana Cabana Key West Suites Westin Fort Lauderdale Shorebreak Hotel 22 UNENCUMBERED HOTELS (~$185M in 2017 Hotel Adj. EBITDA) $400 million of investment capacity PF 2018 Net Debt to EBITDA of 3.1x $300M Line of Credit with no outstanding borrowings $135 million unrestricted cash at 6/30/18 Weighted average debt maturity of 5 years with 4.0% weighted average interest rate Unencumbered Pool (cont’d) Frenchman’s Reef Marriott Chicago Marriott Courtyard 5th Avenue L’Auberge de Sedona Orchards Inn Lexington Hotel The Landing Resort & Spa Hotel Palomar Phoenix WELL-LADDERED DEBT MATURITIES ($M) LEVERAGE AT LOW END OF PEER GROUP Source: Baird. 2018F Net Debt plus preferred / EBITDA. Average: 4.9X 29 CONSERVATIVE BALANCE SHEET STRATEGY 57 100 200 158 84 346 - 100 200 300 400 2018 2019 2020 2021 2022 2023 2024 2025 2026 9.8 8.6 7.7 5.9 4.6 4 3.7 3.6 3.2 3.1 2.7 1.5 AHT HT BHR PEB RLJ CHSP PK LHO XHR DRH HST SHO

30 Many Strategic Repositionings Recently Completed and More Potential ROI Opportunities Ahead Top-Tier Portfolio as Measured by Quality and Growth Internal Growth Enhanced by Significant Investment in Portfolio over Last Five Years ($500M) Trading at Significant Discount to Peers, Replacement Cost, and Company’s NAV Est. Opportunistic Balance Sheet Capacity L’Auberge de Sedona The Gwen Chicago Key West Suites Key Takeaways

Forward Looking Statements Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, those risks and uncertainties discussed in the Company’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, all of which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers. 31